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                                                                   Exhibit 99.04


                         CHECKPOINT (HOLDINGS) LIMITED
                 ADJUSTED CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF APRIL 30, 2000
                                  (Unaudited)
                            (Dollars in thousands)

                                                                                                                   US GAAP
                                                                                Basis                             Adjusted
                                             Historical         US GAAP      Historical       Non-recurring      Historical
                                           Checkpoint  (A)  Adjustments (C)  Checkpoint       Activities (D)     Checkpoint
                                           ---------------  ---------------  -----------  ---------------------  -----------
ASSETS
------
    CURRENT ASSETS
      Cash and equivalents                  $ 2,102                             $ 2,102                             $ 2,102
      Accounts receivable, net                6,096                               6,096          $  (609)             5,487
      Inventories, net                        1,923                               1,923             (623)             1,300
      Prepaid and other current assets        1,006          $   945              1,951              (55)             1,896
                                            -------          -------            -------          -------            -------
         Total current assets                11,127              945             12,072           (1,287)            10,785

    Depreciable assets, net                   2,704                               2,704              (31)             2,673
    Intangible assets, net                   14,627                              14,627                              14,627

    Other assets                                129                                 129                                 129
                                            -------          -------            -------          -------            -------
         Total assets                       $28,587          $   945            $29,532          $(1,318)           $28,214
                                            =======          =======            =======          =======            =======

LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------
    CURRENT LIABILITIES
      Borrowings due within one year        $ 1,834                             $ 1,834                             $ 1,834
      Accounts payable                        1,550                               1,550          $  (228)             1,322
      Accrued expenses                        3,284                               3,284             (492)             2,792
      Other current liabilities                 353                                 353                                 353
      Deferred revenue and deposits           2,895          $ 3,811              6,706                               6,706
                                            -------          -------            -------          -------            -------
         Total current liabilities            9,916            3,811             13,727             (720)            13,007

    Long-term liabilities                    20,652                              20,652                              20,652
                                            -------          -------            -------          -------            -------
          Total liabilities                  30,568            3,811             34,379             (720)            33,659

    STOCKHOLDERS' DEFICIT
      Common stock                              345                                 345                                 345
      Additional paid-in-capital              3,330                               3,330                               3,330
      Retained deficit                       (5,656)          (2,866)            (8,522)            (598)            (9,120)
                                            -------          -------            -------          -------            -------
        Total stockholders' deficit          (1,981)          (2,866)            (4,847)            (598)            (5,445)
                                            -------          -------            -------          -------            -------
    Total liabilities and stockholders'
        deficit                             $28,587          $   945            $29,532          $(1,318)           $28,214
                                            =======          =======            =======          =======            =======

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                         CHECKPOINT (HOLDINGS) LIMITED
           ADJUSTED CONDENSED CONSOLIDATED PROFIT AND LOSS ACCOUNTS
                       FOR THE YEAR ENDED APRIL 30,2000
                                  (Unaudited)
                            (Dollars in thousands)



                                                                                         US GAAP
                                                                                          Basis                      Adjusted
                                                        Historical        US GAAP      Historical   Non-recurring   Historical
                                                      Checkpoint (B)  Adjustments (C)  Checkpoint   Activities (D)  Checkpoint
                                                      --------------  ---------------  -----------  --------------  -----------
    Net revenue                                          $33,256          $  (329)        $32,927      $(4,648)         $28,279

    Costs and expenses
      Cost of revenues                                    13,034            3,796          16,830       (2,034)          14,796
      Selling, general and administrative                 18,214           (5,159)         13,055       (1,896)          11,159
           Amortization of intangibles - acquisition       3,331                            3,331                         3,331
      Research and development                             1,234            1,303           2,537                         2,537
                                                         -------          -------         -------      -------          -------
         Total costs and expenses                         35,813              (60)         35,753       (3,930)          31,823
                                                         -------          -------         -------      -------          -------

    Operating loss                                        (2,557)            (269)         (2,826)        (718)          (3,544)

    Other expense                                         (2,291)                          (2,291)         (13)          (2,304)
    Loss on sale of subsidiary                              (543)                            (543)         543
                                                         -------          -------         -------      -------          -------
    Loss from operations                                  (5,391)            (269)         (5,660)        (188)          (5,848)
    Benefit for income taxes                                                                               (32)             (32)
                                                         -------          -------         -------      -------          -------

    Net loss                                             $(5,391)         $  (269)        $(5,660)     $  (156)         $(5,816)
                                                         =======          =======         =======      =======          =======

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

               ADJUSTED HISTORICAL CHECKPOINT (HOLDINGS) LIMITED
                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)

    The adjusted historical financial statements of Checkpoint (Holdings) Limited, which are unaudited, reflect adjustments made to the historical audited financial statements of Checkpoint as of and for the twelve month period ended April 30, 2000, which are included as part of this Form 8-K/A.

(A) Historical audited amounts reported in the balance sheet for Checkpoint are presented in accordance with U.K. Generally Accepted Accounting Principles ("UK GAAP") and have been converted from British Sterling to U.S. dollars using the exchange rate in effect at April 30, 2000.

(B) Historical audited amounts reported in the statement of operations for Checkpoint are presented in accordance with UK GAAP and have been converted from British Sterling to U.S. dollars using the average exchange rate for the twelve month period ended April 30, 2000.

(C) US GAAP adjustments reflect adjustments to the historic financial information of Checkpoint, as prepared in accordance with UK GAAP, such that the financial information is in conformity with accounting principles generally accepted in the United States. The US GAAP adjustments reflect the deferral of certain revenue ($3,811) and related cost of revenue ($945) as of April 30, 2000, and the net reduction of certain revenue ($329) and related cost of revenue ($60) for the twelve month period ended April 30, 2000. Additionally, the US GAAP adjustments reflect a reclassification of expenses from selling, general and administrative expenses ($5,159) to cost of revenues ($3,856) and research and development ($1,303) to conform with the reporting classifications used in the United States.

(D) During the fiscal year ended April 30, 2000, Checkpoint completed the sale of Compagnie Nationale des Machines de Bureau SA ("CNMB") and Checkpoint International SA de CV ("CISA"), each of which was a Checkpoint subsidiary. Additionally, subsequent to April 30, 2000 but prior to the acquisition of Checkpoint by the Company, Checkpoint disposed of its electromechanical business line. Accordingly, in deriving the adjusted historical Checkpoint financial information, these non-recurring operating activities and the respective balance sheet amounts associated with these activities have been eliminated from the historical Checkpoint financial statements.



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